Exhibit 10.32

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE TVARDI THERAPEUTICS, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO TVARDI THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

EXCLUSIVE LICENSE AGREEMENT

Re: BCM BLG # [***] Entitled “Chemical Probes That Competitively and Selectively Inhibit Stat3 Activation”, developed by [***]

This Exclusive License Agreement (hereinafter called “Agreement”), to be effective as of the 16th day of July, 2012 (hereinafter called “Agreement Date”), is by and between Baylor College of Medicine (hereinafter called “BCM”), a Texas nonprofit organization having its principal place of business at One Baylor Plaza, Houston, Texas 77030, and Stem Med, Limited Partnership, a corporation organized under the laws of Texas and having a principal place of business at 7000 Fannin St., Houston, Texas 77030, and its Affiliates (hereinafter, collectively referred to as “LICENSEE”).

WITNESSETH:

WHEREAS, BCM and LICENSEE have executed an Exclusive Option Agreement dated [***] (the “Exclusive Option Agreement”) pursuant to which LICENSEE has obtained from BCM and BCM has granted to LICENSEE an exclusive option to obtain an exclusive worldwide, royalty bearing license to the “Subject Technology” and “Patent Rights” as defined in the Exclusive Option Agreement;

WHEREAS, BCM’s mission is to advance human health through the integration of education, research, patient care and community service; and

WHEREAS, BCM is the owner of the Subject Technology and Patent Rights as defined below; and

WHEREAS, BCM is willing to grant a royalty bearing, worldwide, exclusive license to the Subject Technology and Patent Rights to LICENSEE on the terms set forth herein; and

WHEREAS, LICENSEE has elected to exercise said option and desires to obtain said exclusive license under the Subject Technology and Patent Rights.

NOW, THEREFORE, for and in consideration of the promises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto expressly agree as follows:

1.              DEFINITIONS AS USED HEREIN

1.1            The term “Affiliates” shall mean any corporation, partnership, joint venture or other entity which LICENSEE, directly or indirectly, owns or controls by LICENSEE’s ownership of at least fifty percent (50%) of the entity’s common stock or other ownership.

1.2            The term “Confidential Information” shall mean any proprietary and secret ideas, proprietary technical information, know-how and proprietary commercial information or other similar proprietary information that are owned by BCM. The term “Confidential Information” is further defined in Section 17 below.

1.3            The term “Developers” shall mean [***].

1.4            The term “Field” shall mean all fields of use.

1.5            The term “Legal Costs” shall mean all legal fees and expenses, filing or maintenance fees, assessments and all other costs and expenses related to prosecuting, obtaining and maintaining patent protection on the Patent Rights in the United States and foreign countries.

1.6            The term “Licensed Product(s)” shall mean any product, process or service that incorporates, utilizes or is made with the use of the Subject Technology and/or Patent Rights.

1.7            The term “Net Sales” shall mean [***]:

(i)	[***];

(ii)	[***];

(iii)	[***]; and

(iv)	[***].

[***]

1.8            The term “Party” shall mean either LICENSEE or BCM, and “Parties” shall mean LICENSEE and BCM.

1.9            The term “Patent Rights” shall mean [***], the inventions described and claimed therein, and all other pending United States patent applications or parts thereof and any United States patent which issues from any such pending applications and any and all divisions, reissues, re-examinations, renewals, continuations, continuations-in-part to the extent the claims are directed to subject matter specifically described in the aforementioned patent application and are dominated by the claims of the existing Patent Rights, and extensions thereof, and all other counterpart, pending or issued patents in all other countries. Patent Rights shall specifically include the patents and/or patent applications identified in Appendix A.

1.10          The term “Subject Technology” shall mean the technology, cell lines, biological materials, compounds, methods, documents, materials, tests and all confidential information developed as of [***] and supplied by BCM (identified in Appendix B), together with any progeny, mutants or derivatives thereof supplied by BCM or created by LICENSEE.

1.11          The term “Sublicensing Revenue” shall mean all [***]

(a)	[***];

(b)	[***];

(c)	[***]; and

(d)	[***].

2.              GRANT OF LICENSE

2.1            License Grant. Subject to the reservations of rights set forth herein, BCM hereby grants to LICENSEE an exclusive, worldwide, sublicensable license under the Patent Rights and Subject Technology, to make, have made, use, market, sell, offer to sell, lease and import Licensed Products in the Field.

2.2            Restrictions on License. The grant in Section 2.1 shall be further subject to, restricted by and non-exclusive with respect to:

(i)	the making or use of the Subject Technology and Patent Rights by BCM for non-commercial research, patient care, teaching and other educationally related purposes;

(ii)	the making or use of the Subject Technology and Patent Rights by the Developers for non-commercial research purposes at academic or research institutions;

(iii)	any non-exclusive license of the Subject Technology and/or Patent Rights that BCM grants to other academic or research institutions for non-commercial research purposes;

(iv)	the making or use of the Subject Technology and Patent Rights by academic and research institutions for non-commercial research purposes; and

(v)	any non exclusive license of the Subject Technology and/or Patent Rights that BCM is required by law or regulation to grant to the United States of America or to a foreign state pursuant to an existing or future treaty with the United States of America.

2.3            Government Reservation. Rights under this Agreement are subject to rights required to be granted to the Government of the United States of America pursuant to 35 USC Section 200-212, including a nonexclusive, nontransferable, irrevocable, paid-up license to practice or have practiced for or on behalf of the United States the subject inventions throughout the world.

3.              DILIGENCE

LICENSEE shall use reasonable efforts, as defined herein, to introduce Licensed Products into the commercial market as soon as practicable. Such efforts shall include, but not be limited to: Developmental events to be achieved by LICENSEE or its sublicensee:

a.	[***] of payment of [***];
b.	[***] or payment of [***];
c.	[***] of payment of [***];
d.	[***] or payment of [***]; and
e.	[***].

4.             PAYMENTS

4.1            License Execution Fee. As partial consideration for the rights conveyed by BCM under this Agreement, LICENSEE shall pay BCM a non-refundable license fee of Seventy Five Thousand Dollars ($75,000), with [***] payable upon [***] and [***] payable on the [***]. Such payment shall be delivered to BCM in accordance with the invoice instructions provided below.

4.2            Annual Maintenance Fee: Thirty Thousand Dollars ($30,000), beginning on the [***], and increasing to Fifty Thousand Dollars ($50,000) on the [***] and thereafter until the introduction of a licensed product.

4.3            Responsibility for Legal Costs. In addition to the foregoing license execution fee, LICENSEE shall reimburse BCM for all Legal Costs incurred prior to execution of this Agreement. Such payment shall be due within [***] of receipt of invoice from BCM. As provided for in Paragraph 9.1 herein, LICENSEE will be responsible for all Legal Costs incurred after the Agreement Date.

4.4            Royalty on Net Sales. In addition to the foregoing, LICENSEE shall pay BCM a non-reducible royalty of [***] of Net Sales by LICENSEE, its Affiliates, or sublicensees. Collectively the royalty payments that are the subject of this Paragraph 4.3 are termed “Royalties” for purposes of this Agreement and shall be due and payable as provided in Section 5 and delivered to BCM in accordance with the invoice instructions provided below.

4.5            Milestone Payments. LICENSEE shall also pay BCM the following milestone payments set forth below:

a.             Investigational New Drug Filing

i.               $50,000 USD for first oncology indication.

ii.              $50,000 USD for first non-oncology indication.

b.             Initiation of Phase II Clinical Trials

i.               $125,000 USD for the first oncology indication.

ii.              $125,000 USD for the first non-oncology indication.

c.             [***]

i.              [***] for the first oncology indication.

ii.             [***] for the first non-oncology indication.

d.             [***]

i.              [***] for the first oncology indication.

ii.             [***] for the first non-oncology indication.

LICENSEE shall notify BCM in writing within [***] upon the achievement of each milestone, such notice to be accompanied by payment of the appropriate milestone payment. Milestones are to be paid regardless of whether LICENSEE or LICENSEE’s sublicensee attains such milestone.

4.6            Sublicense Revenue Payments. LICENSEE shall have the right to sublicense the Patent Rights and Subject Technology. In the event LICENSEE sublicenses the Subject Technology and Patent Rights under this Agreement, LICENSEE agrees to pay to BCM the following percentages of all Sublicensing Revenue received by LICENSEE:

a.             [***] of Sublicensing Revenue shall be payable to BCM if the sublicense agreement is [***] within [***] of the Agreement Date.

b.             [***] of sublicense revenue shall be payable to BCM if the sublicense agreement is [***] after the [***] of the Agreement Date.

4.7            Payment Addresses. Payments sent by check are to be made payable to “Baylor College of Medicine” and shall be sent to the address below. If payments are sent by wire transfer, they shall be sent using wiring instructions provided in Appendix D. All payments shall reference BLG number(s) [***] listed on the front page of the Agreement.

[***]

Baylor College of Medicine

Licensing Group

[***]

Telephone No.	[***]
Facsimile No.	[***]
E-Mail	[***]

Payments shall be deemed received only upon confirmation that all funds have been received by the LICENSING GROUP as referenced above. LICENSEE hereby accepts responsibility for ensuring that payment is addressed correctly.

Licensee Payment Contact. For questions about payments, BCM can contact LICENSEE at the address below:

[***]

[***]

[***]

Tel: [***]

Fax: [***]

Email: [***]

4.8            Payment Conditions. All payments due hereunder are payable in United States dollars. No transfer, exchange, collection or other charges, including any wire transfer fees, shall be deducted from such payments. For sales of Licensed Products in currencies other than the United States, LICENSEE shall use exchange rates [***] that such payment is due.

4.9            Late Payments. Late payments shall be subject to a charge of [***] per month, the interest being [***], or [***], whichever is greater. LICENSEE shall calculate the correct late payment charge, and shall add it to each such late payment. Said late payment charge and the payment and acceptance thereof shall not negate or waive the right of BCM to seek any other remedy, legal or equitable, to which it may be entitled because of the delinquency of any payment. LICENSEE shall indemnify BCM for all attorneys’ fees and costs BCM incurs in obtaining a full payment of that which is owed to BCM.

4.10          Invoice Procedures. Any amounts payable to BCM hereunder shall be made in full within [***] after receipt by LICENSEE of an invoice covering such payment. The Parties understand and agree that one (1) invoice will be sent to LICENSEE by BCM for each fee due. The invoice shall be in the form in Appendix D. Any additional fees, such as taxes, wire or transfer fees, will not be included in the invoice, but payment of such fees shall remain the responsibility of LICENSEE and shall not be deducted from the payment due BCM. Subsequent invoices, if requested by LICENSEE, shall be subject to an administrative fee of [***], in addition to the original payment due to BCM plus any interest charges incurred due to delays in payment, if applicable. The calculation and payment of such interest payments shall not be invoiced and shall be the sole responsibility of the LICENSEE. Invoices shall be sent electronically or via facsimile to the address listed above.

5.              REPORTING

5.1            Annual Progress Report. No later than [***] after [***], LICENSEE shall provide to BCM a written annual progress report describing progress on all research and development and commercial activities, during the most recent twelve (12) month period ending [***] and plans for the forthcoming year (“Annual Progress Report”). If multiple technologies are covered by the license granted hereunder, the progress report shall provide the information set forth above for each technology. At BCM’s request, LICENSEE shall also provide any reasonable additional data BCM requires to evaluate LICENSEE’s or its sublicensee performance.

5.2            Notification of First Sale. LICENSEE shall notify BCM the date on which LICENSEE and the sublicensees make a first sale of Licensed Products in each country in which it occurs within [***] of occurrence.

5.3            Royalty reports. LICENSEE shall submit to BCM within [***] after [***], a written report on a form provided by BCM (a current version of which is attached as Appendix C) setting forth for such [***] at least the following information:

(i)	[***]

The royalty report shall be certified as correct by an officer of LICENSEE. After termination or expiration of this Agreement, LICENSEE will continue to submit royalty reports and payments to BCM until all Licensed Products made, used, marketed, leased or imported under the Agreement have been sold.

5.4            Payment to Accompany Royalty Reports. LICENSEE shall pay to BCM with each such royalty report the amount of Royalties and other payments due with respect to such [***]. If multiple technologies are covered by the license granted hereunder, LICENSEE shall specify which Subject Technology and Patent Rights are utilized for each Licensed Product included in the royalty report by citing the applicable BLG number listed on the front page of the Agreement.

5.5            Notification of Merger or Acquisition. In the event of acquisition, merger, change of corporate name, or change of make-up, organization, or identity, LICENSEE shall notify BCM in writing within [***] of such event.

5.6            Entity Status. If LICENSEE or sublicensee does not qualify as a “small entity” as provided by the United States Patent and Trademark Office, LICENSEE must notify BCM immediately.

6.              TRANSFER OF SUBJECT TECHNOLOGY

6.1            Transfer Schedule. Upon receipt of the license fee described in Paragraph 4.1, BCM shall, within [***] thereof, provide LICENSEE with reasonable quantities of the Subject Technology. The Parties understand and agree that BCM will use reasonable efforts to provide the Subject Technology within [***] of receipt of the license fee, however the Parties acknowledge that unforeseen circumstances might delay delivery.

6.2            Transfer Address and Payment. Such Subject Technology shall be sent to the address below, via _____ overnight courier using LICENSEE’s courier account number _____.

[***]

[***]

[***]

Tel: [***]

Fax: [***]

Email: [***]

7.              RECORDS AND INSPECTION

7.1            Accounting Records. LICENSEE shall maintain, and shall cause its sublicensees to maintain, complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to BCM in relation to this Agreement, which records shall contain sufficient information to permit BCM to confirm the accuracy of any reports delivered to BCM and compliance in other respects with this Agreement. The relevant party shall retain such records for at least [***] to which they pertain.

7.2            Audit by BCM. During the Term of this Agreement as defined below and for a period of [***] thereafter, BCM or its representatives shall have the right to inspect the books and records of LICENSEE in conjunction with the performance of LICENSEE’s obligations under the terms and conditions of this Agreement upon reasonable written notice. The scope of such audit and inspection activities may include the review of records supporting activities performed by LICENSEE in conjunction with its obligations under this Agreement[***]. LICENSEE agrees to provide representatives of BCM reasonable access to books, records[***], and shall cooperate fully with BCM’s representatives in support of their inspection and audit activities during LICENSEE’s normal business hours.

7.3            Payment Deficiency. If a payment deficiency is determined, LICENSEE and its sublicensee(s), as applicable, shall pay the outstanding amounts within [***] of receiving written notice thereof, plus interest on such outstanding amounts as described in Section 5.

7.4            Responsibility for Audit Costs. BCM will pay for any audit done under Paragraph 7.2. However, in the event that the audit reveals an underpayment of Royalties or fees by more than [***] for the period being audited, the cost of the audit shall be paid by LICENSEE. If the underpayment is less than [***] but more than [***] for the period being audited, [***] cost of the audit. LICENSEE shall indemnify BCM for all attorneys’ fees and costs BCM incurs in obtaining access to conduct the audit and collecting, when applicable, for the cost of the audit and any underpaid amounts and interest.

8.              SUBLICENSES

All sublicenses granted by LICENSEE of its rights hereunder shall be subject to the terms of this Agreement. LICENSEE shall be responsible for its sublicensees and shall not grant any rights which are inconsistent with the rights granted to and obligations of LICENSEE hereunder. Any act or omission of a sublicensee which would be a breach of this Agreement if performed by LICENSEE shall be deemed to be a breach by LICENSEE of this Agreement. [***]

9.              PATENTS AND INFRINGEMENT

9.1            Patent Prosecution Responsibility. For the Term of this Agreement as defined below, BCM shall be responsible for filing, prosecuting and maintaining all patent applications and patents included in the Patent Rights, and LICENSEE agrees to pay all Legal Costs. BCM shall select all outside counsel for prosecution of the Patent Rights and such counsel shall represent BCM in such prosecution BCM shall instruct its patent counsel to invoice LICENSEE directly for all such Legal Costs. LICENSEE agrees to pay all such invoices within [***] of receipt.

9.2            Notification of Intent Not to Pursue. In the event that LICENSEE decides not to pay for the costs associated with either: (i) the prosecution of the Patent Rights to issuance or (ii) maintenance of any United States or foreign issued patent on the Patent Rights, LICENSEE shall timely notify BCM in writing thereof. LICENSEE’ s right under this Agreement to practice the invention under this patent shall immediately terminate upon the giving of such notice. If LICENSEE fails to notify BCM in sufficient time for BCM to assume said costs prior to the abandonment or expiration of any Patent Rights, LICENSEE shall be considered in default of this Agreement.

9.3            Notification of Patent Prosecution Action. BCM agrees to keep LICENSEE fully informed, at LICENSEE’s expense, of all prosecutions and other actions pursuant to this Section 9, including submitting to LICENSEE copies of all official actions and responses thereto.

9.4            Cooperation. BCM agrees to reasonably cooperate with LICENSEE to whatever extent is reasonably necessary to provide LICENSEE the full benefit of the license granted herein.

9.5            Infringement Procedures. During the Term of this Agreement as defined below, each Party shall promptly inform the other of any suspected infringement of any claims in the Patent Rights or the misuse, misappropriation, theft or breach of confidence of other proprietary rights in the Subject Technology and/or Patent Rights by a third party, and with respect to such activities as are suspected. Any action or proceeding against such third party shall be instituted as following:

(i)	BCM and LICENSEE may agree to jointly institute an action for infringement, misuse, misappropriation, theft or breach of confidence of the proprietary rights against such third party. Such joint action shall be brought in the names of both BCM and LICENSEE. If BCM or LICENSEE decides to jointly prosecute an action or proceeding after it has been instituted by one Party, the action shall be continued in the name or names they both agree is expedient for efficient prosecution of such action. LICENSEE and BCM shall agree to the manner in which they shall exercise control over any joint action or proceeding, providing however that if they cannot agree BCM shall have the right to unilaterally decide on control. In such joint action or proceeding, the out-of-pocket costs shall be borne [***], and any recovery or settlement shall be [***].

(ii)	If LICENSEE does not agree to participate in a joint action or proceeding then BCM shall have the right, but not the obligation, to institute an action for infringement, misuse, misappropriation, theft or breach of confidence of the proprietary rights against such third party. If BCM fails to bring such an action or proceeding within a period of [***] after receiving notice or otherwise having knowledge of such infringement, then LICENSEE shall have the right, but not the obligation, to prosecute the same at its own expense; BCM will reasonably cooperate with LICENSEE in such action. In addition, if BCM cooperates in such action, such cooperation shall be at LICENSEE’s sole expense. Should either BCM or LICENSEE commence action under the provisions of this Paragraph 9.5 and thereafter elect to abandon the same, it shall give timely notice to the other Party who may, if it so desires, continue prosecution of such action or proceeding. All recoveries, whether by judgment, award, decree or settlement, from infringement or misuse of Subject Technology and/or Patent Rights shall be apportioned as follows: (a) the Party bringing the action or proceeding shall first recover an amount equal the costs and expenses incurred by such Party directly related to the prosecution of such action or proceeding, (b) the Party cooperating in such action or proceeding shall then recover costs and expenses incurred by such Party, if any, directly related to its cooperation in the prosecution of such action or proceeding and (c) the remainder [***].

9.6            Consent to Settle. Neither BCM nor LICENSEE shall settle any action covered by Paragraph 9.5 without first obtaining the consent of the other Party, which consent will not be unreasonably withheld.

9.7            Liability for Losses. BCM shall not be liable for any losses incurred as the result of an action for infringement brought against LICENSEE as the result of LICENSEE’s exercise of any right granted under this Agreement. The decision to defend or not defend shall be in LICENSEE’s sole discretion.

10.            TERM

Unless sooner terminated as otherwise provided in Section 11, the license to employ Patent Rights and Subject Technology granted herein as part of Section 2 shall expire on a country-by-country basis, on the later of (i) the date of expiration of the last of the Patent Rights to expire or (ii) in the event no patents included within the Patent Rights issue in such country, the first date following the tenth (10th) anniversary of the first commercial sale of Licensed Products by LICENSEE in such country (“Term”). After such expiration, but not termination, LICENSEE shall have a perpetual, paid-in-full (i.e., royalty free) license in such country.

11.            TERMINATION

11.1          Termination for Default. In the event of default or failure by LICENSEE to perform any of the terms, covenants or provisions of this Agreement, including failure to make timely payment, LICENSEE shall have [***] after the giving of written notice of such default by BCM to correct such default. If such default is not corrected within the said [***] period, BCM shall have the right, at its option, to cancel and terminate this Agreement. The failure of BCM to exercise such right of termination, for non-payment of Royalties/fees or otherwise, shall not be deemed to be a waiver of any right BCM might have, nor shall such failure preclude BCM from exercising or enforcing said right upon any subsequent failure by LICENSEE.

11.2          Termination for Insolvency. BCM shall have the right, at its option, to cancel and terminate this Agreement in the event that LICENSEE shall (i) become involved in insolvency, dissolution, bankruptcy or receivership proceedings affecting the operation of its business or (ii) make an assignment of all or substantially all of its assets for the benefit of creditors, or in the event that (iii) a receiver or trustee is appointed for LICENSEE and LICENSEE shall, after the expiration of [***] following any of the events enumerated above, have been unable to secure a dismissal, stay or other suspension of such proceedings.

11.3          Termination by Licensee. LICENSEE shall have the right in its sole discretion to terminate this Agreement upon [***] written notice to BCM.

11.4          Effect of Termination. In the event of termination of this Agreement, all rights to the Subject Technology and Patent Rights shall revert to BCM. At the date of any termination of this Agreement, LICENSEE shall immediately cease using any of the Subject Technology and Patent Rights and LICENSEE shall immediately destroy the Subject Technology and send to BCM a written affirmation of such destruction signed by an officer of LICENSEE; provided, however, that LICENSEE may sell any Licensed Products actually in the possession of LICENSEE on the date of termination, provided that LICENSEE continues to submit royalty reports to BCM and pays to BCM the Royalties on all such sales in accordance with Paragraph 5.3 with respect thereto and otherwise complying with the terms of this Agreement.

11.5          Effect of Termination on Sublicensees. LICENSEE shall provide, in all sublicenses granted by it under this Agreement, that LICENSEE’s interest in such sublicenses shall, at BCM’s option, terminate or be assigned to BCM upon termination of this Agreement.

11.6          No Refund. In the event this Agreement is terminated pursuant to this Section 11, or expires as provided for in Section 10, BCM is under no obligation to refund any payments made by LICENSEE to BCM prior to the effective date of such termination or expiration.

11.7          Survival of Termination. No termination of this Agreement shall constitute a termination or a waiver of any rights of either Party against the other Party accruing at or prior to the time of such termination. The obligations of Sections 4, 5, 7, 11, 13, 14, 15, 16, 17 and 18 shall survive termination of this Agreement.

12.            ASSIGNABILITY

Without the prior written approval of BCM, which will not be unreasonably withheld, neither this Agreement nor the rights granted hereunder shall be transferred or assigned in whole or in part by LICENSEE to any person or entity whether voluntarily or involuntarily, by operation of law or otherwise. Notwithstanding the foregoing, LICENSEE may assign this Agreement and its rights and obligations hereunder without BCM’s consent, (i) in connection with the transfer or sale of all or substantially all of its assets or the business of LICENSEE to which this Agreement relates or (ii) to any Affiliate; so long as LICENSEE gives BCM prompt notice of such action and the successor entity or Affiliate, as the case may be, acknowledges its consent and agreement to the terms of this Agreement in writing before such assignment; and so long as such action is not entered into solely to satisfy creditors of LICENSEE. This Agreement shall be binding upon and shall inure to the benefit of the respective successors, legal representatives and assignees of each of the Parties.

13.            GOVERNMENTAL COMPLIANCE

13.1          Compliance with Applicable Laws. LICENSEE shall at all times during the Term of this Agreement and for so long as it shall use the Subject Technology and/or Patent Rights, or sell Licensed Products, comply and cause its sublicensees to comply with all laws that may control the import, export, manufacture, use, sale, marketing, distribution and other commercial exploitation of the Subject Technology, Patent Rights, Licensed Products or any other activity undertaken pursuant to this Agreement.

13.2          Requirement for U.S. Manufacture. LICENSEE agrees that Licensed Products leased or sold in the United States shall be manufactured substantially in the United States. However, LICENSEE may request an exception to this requirement and if it is able to secure an appropriate waiver or release from this requirement that Licensed Products leased or sold in the United States shall be manufactured substantially in the United States, LICENSEE will be released from this requirement. BCM shall reasonably cooperate with LICENSEE’s efforts to obtain an appropriate waiver or release from any requirement that Licensed Products leased or sold in the United States shall be manufactured substantially in the United States.

13.3          Export Control Regulations. The Subject Technology is subject to, and LICENSEE agrees to comply in all respects with, U.S. law including but not limited to U.S. export controls under the Export Administration Regulations (15 C.F.R. Part 734 et seq.) and U.S. economic sanctions and embargoes codified in 31 C.F.R. Chapter V. LICENSEE agrees that LICENSEE bears sole responsibility for understanding and complying with current U.S. trade controls laws and regulations as applicable to its activities subject to this Agreement. Without limitation on the general agreement to comply set forth in the first sentence of this Paragraph 13.3, LICENSEE agrees not to sell any goods, services, or technologies subject to this Agreement, or to release or disclose or re-export the same: (i) to any destination prohibited by U.S. law, including any destination subject to U.S. economic embargo; (ii) to any end-user prohibited by U.S. law, including any person or entity listed on the U.S. government’s Specially Designated Nationals list, Denied Parties List, Debarred Persons List, Unverified List, or Entities List; (iii) to any foreign national in the U.S. or abroad without prior license if required; or (iv) to any user, for any use, or to any destination without prior license if required.

14.            DISPUTE RESOLUTION

14.1          Amicable Resolution. The Parties shall attempt to settle any controversy between them amicably. To this end, a senior executive from each Party shall consult and negotiate to reach a solution. The Parties agree that the period of amicable resolution shall toll any otherwise applicable statute of limitations.

14.2          Failure to Amicably Resolve. If the senior executives from each Party fail to meet or if the matter remains unresolved for a period of [***], then the parties hereby irrevocably submit to mandatory mediation, then the jurisdiction of a court of competent jurisdiction in the State of Texas, and, by execution and delivery of this Agreement, each (a) accepts, generally and unconditionally, the jurisdiction of such court and any related appellate court and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such court or that such court is an inconvenient forum.

14.3          Construction and Jurisdiction. This Agreement shall be deemed to be subject to, and have been made under, and shall be construed and interpreted in accordance with the laws of the State of Texas. No conflict-of-laws rule or law that might refer such construction and interpretation to the laws of another state, republic, or country shall be considered. This Agreement is performable in part in Harris County, Texas, and the Parties mutually agree that personal jurisdiction and venue shall be proper in the state and federal courts situated in Harris County, Texas, and agree that any litigated dispute will be conducted solely in such courts.

15.            NOTICES

15.1          Addresses for Notices. All notices, reports or other communication pursuant to this Agreement shall be sent to such Party via (i) United States Postal Service postage prepaid, (ii) overnight courier, or (iii) facsimile transmission, addressed to it at its address set forth below or as it shall designate by written notice given to the other Party. Notice shall be sufficiently made, or given and received (a) on the date of mailing or (b) when a facsimile printer reflects transmission.

In the case of BCM:

[***]

Telephone No.	[***]
Facsimile No.	[***]
E-Mail	[***]

In the case of LICENSEE:

[***]

[***]

Tel: [***]

Fax: [***]

Email: [***]

15.2          Use of Reference Number. Each such report, notice or other communication shall include BLG number(s) [***] listed on the front page of the Agreement.

16.            INDEMNITY, INSURANCE & WARRANTIES

16.1          INDEMNITY.

(i)	EACH PARTY SHALL NOTIFY THE OTHER OF ANY CLAIM, LAWSUIT OR OTHER PROCEEDING RELATED TO THE SUBJECT TECHNOLOGY AND PATENT RIGHTS. LICENSEE AGREES THAT IT WILL DEFEND, INDEMNIFY AND HOLD HARMLESS BCM, ITS FACULTY MEMBERS, SCIENTISTS, RESEARCHERS, EMPLOYEES, STUDENTS, OFFICERS, TRUSTEES AND AGENTS AND EACH OF THEM (THE “INDEMNIFIED PARTIES”), FROM AND AGAINST ANY AND ALL CLAIMS, CAUSES OF ACTION, LAWSUITS OR OTHER PROCEEDINGS (THE “BCM CLAIMS”) FILED OR OTHERWISE INSTITUTED AGAINST ANY OF THE INDEMNIFIED PARTIES RELATED DIRECTLY OR INDIRECTLY TO OR ARISING OUT OF THE DESIGN, PROCESS, MANUFACTURE OR USE BY ANY PERSON OR PARTY OF THE SUBJECT TECHNOLOGY, PATENT RIGHTS, LICENSED PRODUCTS OR ANY OTHER EMBODIMENT OF THE SUBJECT TECHNOLOGY AND PATENT RIGHTS EVEN THOUGH SUCH BCM CLAIMS AND THE COSTS (INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF ALL REASONABLE ATTORNEYS’ FEES AND COSTS OF LITIGATION OR OTHER DEFENSE) RELATED THERETO RESULT IN WHOLE OR IN PART FROM THE NEGLIGENCE OF ANY OF THE INDEMNIFIED PARTIES OR ARE BASED UPON DOCTRINES OF STRICT LIABILITY OR PRODUCT LIABILITY; PROVIDED, HOWEVER, THAT SUCH INDEMNITY SHALL NOT APPLY TO ANY BCM CLAIMS ARISING FROM THE GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT OF ANY INDEMNIFIED PARTY. LICENSEE WILL ALSO ASSUME RESPONSIBILITY FOR ALL COSTS AND EXPENSES RELATED TO SUCH BCM CLAIMS FOR WHICH IT IS OBLIGATED TO INDEMNIFY THE INDEMNIFIED PARTIES PURSUANT TO THIS PARAGRAPH 16.1, INCLUDING, BUT NOT LIMITED TO, THE PAYMENT OF ALL REASONABLE ATTORNEYS’ FEES AND COSTS OF LITIGATION OR OTHER DEFENSE.

(ii)	LICENSEE FURTHER AGREES NOT TO SETTLE ANY CLAIM AGAINST AN INDEMNIFIED PARTY WITHOUT THE INDEMNIFIED PARTY’S WRITTEN CONSENT WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. LICENSEE FURTHER AGREES TO KEEP THE INDEMNIFIED PARTIES FULLY APPRISED OF THE BCM CLAIMS.

16.2          Insurance.

(i)	LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s), maintain in full force and effect policies of (a) worker’s compensation insurance within statutory limits, (b) employers’ liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

(ii)	LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s) [***], maintain in full force and effect policies of (a) worker’s compensation insurance within statutory limits, (b) employers’ liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

(iii)	LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s) [***], maintain in full force and effect policies of (a) worker’s compensation insurance within, (b) employers’ liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

(iv)	Such coverage(s) shall be purchased from a carrier or carriers having an A. M. Best rating of at least [***] and shall name BCM as an additional insured. LICENSEE shall provide to BCM copies of certificates of insurance within [***] after execution of this Agreement. Upon request by BCM, LICENSEE shall provide to BCM copies of said policies of insurance. It is the intention of the Parties hereto that LICENSEE shall, throughout the Term of this Agreement, continuously and without interruption, maintain in force the required insurance coverages set forth in this Paragraph 16.2. Failure of LICENSEE to comply with this requirement shall constitute a default of LICENSEE allowing BCM, at its option, to immediately terminate this Agreement.

(v)	BCM reserves the right to reasonably request additional policies of insurance where appropriate and reasonable in light of LICENSEE’s business operations and availability of coverage.

16.3          DISCLAIMER OF WARRANTY. BCM MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF FITNESS OR MERCHANTABILITY, REGARDING OR WITH RESPECT TO THE SUBJECT TECHNOLOGY, PATENT RIGHTS OR LICENSED PRODUCTS AND BCM MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, OF THE PATENTABILITY OF THE SUBJECT TECHNOLOGY, PATENT RIGHTS OR LICENSED PRODUCTS OR OF THE ENFORCEABILITY OF ANY PATENTS ISSUING THEREUPON, IF ANY, OR THAT THE SUBJECT TECHNOLOGY, PATENT RIGHTS OR LICENSED PRODUCTS ARE OR SHALL BE FREE FROM INFRINGEMENT OF ANY PATENT OR OTHER RIGHTS OF THIRD PARTIES. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS CONFERRING BY IMPLICATION, ESTOPPEL OR OTHERWISE ANY LICENSE OR RIGHTS UNDER ANY PATENTS OF BCM OTHER THAN THE PATENT RIGHTS, REGARDLESS OF WHETHER SUCH PATENTS ARE DOMINANT OR SUBORDINATE TO THE PATENT RIGHTS.

17.            CONFIDENTIALITY

17.1          Scope. LICENSEE shall not, directly or indirectly, divulge or reveal to any person or entity the Confidential Information of BCM without BCM’s prior written consent or use such Confidential Information except as permitted hereunder. LICENSEE shall maintain the Subject Technology and Patent Rights in strictest confidence and use the same only in accordance with this Agreement. Employees, agents or subcontractors of LICENSEE shall be given access to the Confidential Information only on a legitimate “need to know” basis and after agreeing to be bound in writing to not divulge or reveal the Confidential Information. The public disclosure with the permission of BCM of any one component of that which was identified as or constituted the Confidential Information of BCM shall not prevent the other components from retaining their status as Confidential Information and the property of BCM. Confidential Information shall include any and all information that is produced or results from the disclosure of Confidential Information by BCM to LICENSEE and its sublicensees during the course of the relationship that is the subject of this Agreement.

17.2          Exclusion. Such obligation of confidentiality shall not apply to information which LICENSEE can demonstrate: (i) was at the time of disclosure in the public domain; (ii) has come into the public domain after disclosure through no fault of LICENSEE; (iii) was known to LICENSEE prior to disclosure thereof by BCM; (iv) was lawfully disclosed to LICENSEE by a third party which was not under an obligation of confidence to BCM with respect thereto; (v) LICENSEE was compelled to disclose by law or legal process; or (vi) was approved for public release by prior written permission of BCM.

17.3          Court Order. LICENSEE may make disclosures of Confidential Information required by a Court Order, provided LICENSEE first gives a timely opportunity to BCM to participate in the proceeding to the extent that the proceeding permits such participation.

17.4          Confidentiality of Agreement. Unless otherwise provided for in this Agreement, the Parties agree that this Agreement and its terms are to be considered Confidential Information and shall be treated as such.

18.            ADDITIONAL PROVISIONS

18.1          Use of BCM Name. LICENSEE agrees that it shall not use in any way the name of “Baylor College of Medicine” or any logotypes or symbols associated with BCM or the names of any of the scientists or other researchers at BCM without the prior written consent of BCM.

18.2          Marking of Licensed Products. To the extent commercially feasible and consistent with prevailing business practices, LICENSEE shall mark, and shall cause its sublicensees to mark, all Licensed Products that are manufactured or sold under this Agreement with the number of each issued patent under the Patent Rights that applies to such Licensed Product.

18.3          BCM’s Disclaimers. Neither BCM, nor any of its faculty members, scientists, researchers, employees, students, officers, trustees or agents assume any responsibility for the manufacture, product specifications, sale or use of the Subject Technology, Patent Rights or Licensed Products which are manufactured by or sold by LICENSEE.

18.4          Independent Contractors. The Parties hereby acknowledge and agree that each is an independent contractor and that neither Party shall be considered to be the agent, representative, master or servant of the other Party for any purpose whatsoever, and that neither Party has any authority to enter into a contract, to assume any obligation or to give warranties or representations on behalf of the other Party. Nothing in this relationship shall be construed to create a relationship of joint venture, partnership, fiduciary or other similar relationship between the Parties.

18.5          Non-Waiver. The Parties covenant and agree that if a Party fails or neglects for any reason to take advantage of any of the terms provided for the termination of this Agreement or if a Party, having the right to declare this Agreement terminated, shall fail to do so, any such failure or neglect by such Party shall not be a waiver or be deemed or be construed to be a waiver of any cause for the termination of this Agreement subsequently arising, or as a waiver of any of the terms, covenants or conditions of this Agreement or of the performance thereof. None of the terms, covenants and conditions of this Agreement may be waived by a Party except by its written consent.

18.6          Reformation. The Parties hereby agree that neither Party intends to violate any public policy, statutory or common law, rule, regulation, treaty or decision of any government agency or executive body thereof of any country or community or association of countries, and that if any word, sentence, paragraph or clause or combination thereof of this Agreement is found, by a court or executive body with judicial powers having jurisdiction over this Agreement or any of the Parties hereto, in a final, unappealable order to be in violation of any such provision in any country or community or association of countries, such words, sentences, paragraphs or clauses or combination shall be inoperative in such country or community or association of countries, and the remainder of this Agreement shall remain binding upon the Parties hereto. In lieu of such inoperative words, sentences, paragraphs or clauses, or combination of clauses, there will be added automatically as part of this Agreement, a valid, enforceable and operative provision as close to the original language as may be possible which preserves the economic benefits to the Parties.

18.7          Force Majeure. No liability hereunder shall result to a Party by reason of delay in performance caused by force majeure, that is circumstances beyond the reasonable control of the Party, including, without limitation, acts of God, fire, flood, war, terrorism, civil unrest, labor unrest, or shortage of or inability to obtain material or equipment.

18.8          Section and Paragraph Headings. The section and paragraph headings used in this Agreement are intended for purposes of reference and convenience only, and shall not factor into any interpretation of the Agreement.

18.9          Entire Agreement. The terms and conditions herein constitute the entire agreement between the Parties and shall supersede all previous agreements, whether electronic, oral or written, between the Parties hereto with respect to the subject matter hereof. No agreement of understanding bearing on this Agreement shall be binding upon either Party hereto unless it shall be in writing and signed by the duly authorized officer or representative of each of the Parties and shall expressly refer to this Agreement. Electronic communication between the Parties shall not constitute an agreement of understanding, unless it is subsequently reduced to writing and signed by the duly authorized officer or representative of each of the Parties and shall expressly refer to this Agreement.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Agreement in multiple originals by their duly authorized officers and representatives on the respective dates shown below, but effective as of the Agreement Date.

LICENSEE		BAYLOR COLLEGE OF MEDICINE

Signature:	/s/ Jenny Chang	Signature:	/s/ Adam Kuspa

Name:	Jenny Chang	Name:	Adam Kuspa, Ph.D.

Title:	Partner, Stemmed, Limited Partnership	Title:	Vice President for Research

Date:	7/21/2012	Date:	7/15/12

02.07.2012      LICENSEE      BLG #[***]

Appendix A

[***]

Appendix B

[***]

Appendix C

[***]

Appendix D

[***]

FIRST AMENDMENT TO LICENSE AGREEMENT

This First Amendment (hereinafter called “the First Amendment”) to the License Agreement, as defined below, to be effective as of the    26th day of April  , 2015 (hereinafter called “First Amendment Date”), is by and between Baylor College of Medicine (hereinafter called “BCM”), a Texas nonprofit corporation having its principal place of business at One Baylor Plaza, Houston, Texas 77030, and Stem Med, Limited Partnership, a corporation organized under the laws of Texas and having a principal place of business at 7000 Fannin St., Houston, Texas 77030, and its Affiliates (hereinafter, collectively referred to as “LICENSEE”).

WHEREAS, BCM and LICENSEE have entered into that certain agreement effective July 16th, 2012 (“License Agreement”) under which LICENSEE has obtained from BCM and BCM has granted to LICENSEE a certain exclusive license to the Patent Rights and Subject Technology as defined in said License Agreement; and

WHEREAS, BCM and LICENSEE desire to amend said License Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual provisions and covenants contained herein, BCM and LICENSEE hereby agree as follows:

1.              The terms in the License Agreement shall have the same meanings in this First Amendment.

2.              In partial consideration of the execution of the First Amendment, LICENSEE shall pay BCM a non-refundable Amendment Fee of [***]. Such payment shall be due upon execution of the First Amendment and delivered to BCM within [***] in accordance with the invoice instructions provided in the License Agreement.

3.              Paragraph 1.3 is hereby amended and shall read as follows:

1.3            The term “Developers” shall mean

4.              [***]Paragraph 1.10 (i) is hereby incorporated into the License Agreement and shall read as follows:

1.10(i)    BLG# [***] and BLG# [***]: the technology, cell lines, biological materials, compounds, methods, documents, materials, tests and all confidential information developed as of the First Amendment Date and supplied by BCM (identified in Appendix B), together with any progeny, mutants or derivatives thereof supplied by BCM or created by LICENSEE.

5.              Paragraph 4.6 is hereby amended and shall read as follows:

4.6            Payment Addresses. Payments sent by check are to be made payable to “Baylor College of Medicine” and shall be sent to the address below. If payments are sent by wire transfer, they shall be sent using wiring instructions provided in Appendix D. All payments shall reference BILG numbers [***], [***], and/or [***] as appropriate.

[***]

Baylor College of Medicine

Licensing Group

[***]

Telephone No.	[***]
Facsimile No.	[***]
E-Mail	[***]

Payments shall be deemed received only upon confirmation that all funds have been received by the LICENSING GROUP as referenced above. LICENSEE hereby accepts responsibility for ensuring that payment is addressed correctly.

Licensee Payment Contact. For questions about payments, BCM can contact LICENSEE at the address below:

[***]

[***]

Phone: [***]

Email: [***]

Website: [***]

6.             Appendix A is hereby amended and shall read as follows:

Appendix A
[***]

7.             Except as amended hereby, the License Agreement shall be and remain in full force and effect.

8.             The First Amendment shall be effective as of the First Amendment Date provided above.

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this First Amendment in multiple originals by their duly authorized officers and representatives on the respective dates shown below, but effective as of the First Amendment Date.

LICENSEE		BAYLOR COLLEGE OF MEDICINE

Name:	/s/ David Tweardy	Name:	/s/ Adam Kuspa
	David A. Tweardy, M.D.		Adam Kuspa, Ph. D.

Title:	President & CEO	Title:	Senior Vice President and Dean of Research

Date:	4/26/15	Name:	1/28/15

01/15/2015      StemMed      BLG# [***], [***], and [***]

STEMMED, LTD.
7000 Fannin Street
Suite 1960M
Houston, TX 77030

January 24, 2018

Baylor College of Medicine
Attn: Patrick Turley
Associate General Counsel
One Baylor Plaza, BC210-600D
Houston, Texas 77030

Re:	Notice of Assignment regarding Exclusive License Agreement, dated July 16, 2012, by and between Baylor College of Medicine and StemMed, Ltd., as amended

Dear Mr. Turley:

Reference is hereby made to that certain Exclusive License Agreement, dated July 16, 2012, by and between Baylor College of Medicine and StemMed, Ltd. (“StemMed”), as amended (the “License Agreement”). StemMed has assigned the License Agreement to, an affiliate, Tvardi Therapeutics, Inc. (“Tvardi”) in connection with the transfer to Tvardi of all or substantially all of the assets and business to which the License Agreement relates. Accordingly, acting in accordance with Section 12 of the License Agreement, we hereby provide you notice of the assignment of the License Agreement from StemMed to Tvardi and we confirm that in connection with such transfer, Tvardi has acknowledged its consent and agreement to the terms of the License Agreement.

Please indicate your acknowledgment of receipt of this notice of assignment by executing the acknowledgment below, e-mailing a copy of the signed letter to the attention of Andrea Sorrentino at Andrea.Sorrentino@wilmerhale.com or returning an original copy of the signed letter via U.S. mail to our attention at StemMed, Ltd., 7000 Fannin Street, Suite 1960M, Houston, Texas 77030.

If you have any questions regarding the information in this letter, please do not hesitate to contact us. We would appreciate your response as soon as possible. Thank you for your assistance and cooperation.

1

Very truly yours,

STEMMED, LTD.

By: StemMed Holdings, LLC,
as the General Partner of StemMed, Ltd.

/s/ David J. Tweardy
By: David J. Tweardy, Manager

Acknowledged and accepted as of date first written above:

BAYLOR COLLEGE OF MEDICINE

By:	/s/ Michael B Dilling
Name:	Michael B Dilling
Title:	Director, Baylor Licensing Group

2

SECOND AMENDMENT TO LICENSE AGREEMENT

This Second Amendment (hereinafter called "the Second Amendment") to the License Agreement, as defined below, to be effective as of the 13th day of August, 2019 (hereinafter called "Second Amendment Agreement Date"), is by and between Baylor College of Medicine (hereinafter called "BCM"), a Texas nonprofit corporation having its principal place of business at One Baylor Plaza, Houston, Texas 77030, and Tvardi Therapeutics, a corporation organized under the laws of Texas and having a principal place of business at 2450 Holcombe Blvd, Suite X, Houston, TX, 77021, and its Affiliates (hereinafter, collectively referred to as "LICENSEE").

WHEREAS, BCM and LICENSEE have entered into that certain agreement effective July 16th, 2012 ("License Agreement") and first amended effective April 26, 2015 ("First Amendment") under which LICENSEE has obtained from BCM and BCM has granted to LICENSEE a certain exclusive license to the Patent Rights and Subject Technology as defined in said License Agreement; and

WHEREAS, a previous licensee, StemMed Limited Partnership, assigned the License Agreement to LICENSEE on January 24, 2018 and the Parties updated the LICENSEE contact information; and

WHEREAS, BCM and LICENSEE desire to amend said License Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual provisions and covenants contained herein, BCM and LICENSEE hereby agree as follows:

The terms in the License Agreement shall have the same meanings in this Second Amendment.

Paragraph 3 is hereby amended and shall read as follows:

3. DILIGENCE

LICENSEE shall use reasonable efforts, as defined herein, to introduce Licensed Products into the commercial market as soon as practicable. Such efforts shall include, but not be limited to: Developmental events to be achieved by LICENSEE or its sublicensee:

a.            [***] or payment of [***];

b.            [***] or payment of [***];

c.            [***] or payment of [***];

d.            [***] or payment of [***]; and

e.            [***].

Paragraph 4.6 is hereby amended and shall read as follows:

4.6 Payment Addresses. Payments sent by check are to be made payable to "Baylor College of Medicine" and shall be sent to the address below. If payments are sent by wire transfer, they shall be sent using wiring instructions provided in Appendix D. All payments shall reference BLG number(s) [***], [***], and/or [***] listed on the front page of the Agreement.

[***] [***]
Baylor College of Medicine
Licensing Group
[***]
[***]]

Telephone No.	[***]
Facsimile No.	[***]
E-Mail	[***]

Payments shall be deemed received only upon confirmation that all funds have been received by the LICENSING GROUP as referenced above. LICENSEE hereby accepts responsibility for ensuring that payment is addressed correctly.

Licensee Payment Contact. For questions about payments, BCM can contact LICENSEE at the address below:

[***]
[***]
[***]
Tel: [***]
Email: [***] with copy to [***]

Paragraph 6.2 is hereby amended and shall read as follows:

6.2 Transfer Address and Payment. If additional documents regarding the Subject Technology are requested by LICENSEE, BCM will endeavor to provide Subject Technology via electronic delivery (email) to the address below.

[***]
[***]
[***]
Tel: [***]
Email: [***]

Paragraph 15.1 is hereby amended and shall read as follows:

15.1 Addresses for Notices. All notices, reports or other communication pursuant to this Agreement shall be sent to such Party via (i) United States Postal Service postage prepaid, (ii) overnight courier, (iii) facsimile transmission, or (iv) electronic (email) transmission, addressed to it at its address set forth below or as it shall designate by written notice given to the other Party. Notice shall be sufficiently made, or given and received (a) on the date of mailing, (b) when a facsimile printer reflects transmission, or (c) the date of electronic (email) transmission.

In the case of BCM:
[***]
[***]
[***]
[***]
[***]

Telephone No. [***]
Facsimile No. [***]
E-Mail [***]

In the case of LICENSEE:

[***]
[***]
[***]
Tel: [***]
Email: [***]

Paragraph 16.2 is hereby amended and shall read as follows:

16.2 Insurance.

LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s), maintain in full force and effect policies of (a) worker's compensation insurance within statutory limits, (b) employers' liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s) [***], maintain in full force and effect policies of (a) worker's compensation insurance within statutory limits, (b) employers' liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

LICENSEE shall for so long as LICENSEE manufactures, uses or sells any Licensed Product(s) [***], maintain in full force and effect policies of (a) worker's compensation insurance within statutory limits, (b) employers' liability insurance with limits of not less than [***] per occurrence, (c) general liability insurance (with Broad Form General Liability endorsement) with limits of not less than [***] per occurrence with an annual aggregate of [***] and (d) products liability insurance, with limits of not less than [***] per occurrence with an annual aggregate of [***].

Such coverage(s) shall be purchased from a carrier or carriers having an A. M. Best rating of at least [***] and shall name BCM as an additional insured. LICENSEE shall provide to BCM copies of certificates of insurance within [***] after execution of this Agreement. Upon request by BCM, LICENSEE shall provide to BCM copies of said policies of insurance. It is the intention of the Parties hereto that LICENSEE shall, throughout the Term of this Agreement, continuously and without interruption, maintain in force the required insurance coverages set forth in this Paragraph 16.2. Failure of LICENSEE to comply with this requirement shall constitute a default of LICENSEE allowing BCM, at its option, to immediately terminate this Agreement.

BCM reserves the right to reasonably request additional policies of insurance where appropriate and reasonable in light of LICENSEE's business operations and availability of coverage.

Appendix A is hereby amended and shall read as follows:

Appendix A
[***]

Except as amended hereby, the License Agreement shall be and remain in full force and effect.

The Second Amendment shall be effective as of the Second Amendment Agreement Date provided above.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Second Amendment in multiple originals by their duly authorized officers and representatives on the respective dates shown below, but effective as of the Second Amendment Agreement Date.

TVARDI TERAPEUTICS		BAYLOR COLLEGE OF MEDICINE

Name:	/s/ Imran Alibhai, Ph.D	Name:	/s/Adam Kuspa, Ph.D.
Imran Alibhai, Ph.D.		Adam Kuspa, Ph.D.

Title:	CEO	Title:	Senior Vice President and Dean of Research

Date:	9/1/19	Date:	8/28/2019

BLG #[***]